Exhibit (5)(i)


                                                                      BD1994NY

Application for Allstate Advisor variable annuities
Issued by Allstate Life Insurance Company of New York

Allstate Life Insurance Company of New York
Std. Mail: P.O. Box 82656, Lincoln, NE 68501-2656
Express: 2940 S. 84th St., Lincoln, NE 68506-4142
Phone 866-718-9824
FAX 866-628-1006
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1. SELECT PRODUCT

o ADVISOR (7-YR. SC)   (For Broker Use Only)            oProgram A
                                                        oProgram B
                                                        oProgram C
o ADVISOR PLUS (8-YR. SC)   (For Broker Use Only)       oProgram A
                                                        oProgram B
                                                        oProgram C
oADVISOR PREFERREDo Package I 0-YR.SCo Package II 3-YR. SCoPackage III 5-YR. SC.
                                       oProgram B          oProgram B
                                       oProgram C          oProgram C
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2. SELECT OPTIONAL BENEFIT(S) - Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

Living Benefit Options - Select all that apply:

     o TrueReturnSM Accumulation Benefit (AB) - Select Guarantee Option 1 OR Guarantee Option 2. Investment restrictions apply. For more information, please refer to the instruction page:

     o Guarantee Option 1. Rider Period: ________ years (8 - 11 years) Select the o Custome Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B)

     o Guarantee Option 2. Rider Period: ________ years (10 - 16 years) Select the o Custome Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B)
     o Moderate (skip Sections 10A and 10B) o Moderately Aggressive (skip Sections 10A and 10B) o Aggresive (skip Sections 10A and 10B)



     IMPORTANT: All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base. Refer to the rider and prospectus for more details.



     o SureIncomeSM Withdrawal Benefit (WB) - Investment restrictions apply. The Guarantee Period Accounts (Section 9) are not available with this rider. Certain Variable Subaccounts are not available with this rider. Please refer to Section 10B for the Variable Subaccounts that are noted as unavailable. For more information, please refer to the instruction page. These investment requirements will not change once this rider is issued except certain investment choices currently not available may become available at a later time. Violations of the investment requirements of this rider are not permitted. Refer to the rider and prospectus for more details.

          Select the o Custom Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B) o Moderate (skip Sections 10A and 10B) o Moderately Aggressive (skip Sections 10A and 10B) o Aggressive (skip Sections 10A and 10B)

               IMPORTANT: This rider may have limited usefulness in connection with Contracts funding tax-qualified programs subject to IRS minimum distribution requirements because withdrawals made to satisfy such requirements might result in a punitive reduction in the Benefit Base and/or Benefit Payment. Such a punitive reduction could severely limit your ability to utilize this rider. If your Contract may be subject to IRS minimum distribution requirements you should consult your tax advisor and consider whether this rider is appropriate to your individual circumstances.

Death Benefit Options - Select all that apply:

     o Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79

     o Spousal Protection Benefit - Available for owners and annuitants age 0-90, and co-annuitant age 0-79 (limitations may apply)
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3.   OWNER - If no  Annuitant  is  specified in Section 5, the Owner will be the
     Annuitant.

                                  oMale oTrustee oGrantor
                                  oFemale oCRT oNon-Grantor oOther_____________
_______________________________________________________________________________
Name                    Gender                  Owner Type
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
_______________________________________________________________________________
Mailing Address (if different from above)  City         State           Zip
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                For Home Office Use Only
BD1994NY                     PAGE 1 OF 8                         (05/05 v2)

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4.  JOINT OWNER - If any

                                 oMale
                                 oFemale
_______________________________________________________________________________
Name                    Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip



5.  ANNUITANT - Complete only if different from the Owner listed above.

                                  oMale
                                  oFemale
_______________________________________________________________________________
Name                              Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
                                                                       oMale
                                                                       oFemale
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth           Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
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

6.   BENEFICIARY(IES)  - Spouse must be sole Primary  Beneficiary if the Spousal
     Protection Benefit is selected in Section 2.

_________________________________________________________________________________________%
1. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
2. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
3. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
4. Contingent Name     SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

--------------------------------------------------------------------------------

7.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below o Owner oYesoNo o Joint Owner oYes oNo
                                                                  o Annuitant(s) oYes oNo  o Beneficiary(ies) oYes oNo

______________________________________________________________________________________________________________
1. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)

______________________________________________________________________________________________________________
2. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)

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8.  TYPE OF PLAN

oNonqualified  oTraditional IRA  oSEP-IRA  oRoth IRA  oOther________________________________
Tax year for which IRA contribution is being made____________ Contribution by: oEmployer oIndividual

BD1994NY                                   PAGE 2 OF 8           (05/05 v2)



                                                                      BD1994NY

9.  INITIAL PAYMENT - IMPORTANT: Please make sure client name and Social Security Number appear on all client checks.

INITIAL PURCHASE PAYMENT: $_______________ MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

A. SOURCE OF PAYMENT
           oInitial Payment        oTransfer       oRollover       o1035 Exchange

B. METHOD OF PAYMENT

           oPersonal Check         o Cashier's Check/Money Order  oWire   oOther__________________________
C. ALLOCATION OF PAYMENT - COMPLETE ONE OF THE FOLLOWING THREE OPTIONS

     C1. This option  available only if SELECTING  TrueReturnSM  or SureIncomeSM
     Benefits  in Section 2.  Allocations  must be whole  percentages  and total
     100%. If NOT  selecting  TrueReturnSM  or  SureIncomeSM  Benefits,  move to
     Options 2 or 3 below.

          o_____% of purchase payment allocated to Variable Subaccount(s) selected in Section 10B or TrueBalanceSM Asset Allocation Model selected in Section 2.

          o_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) in Section 10B or TrueBalanceSM Asset
          Allocation Model selected in Section 2. All money must be transferred out of the DCA Account by the end of the selected installment period.


               Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                           o 12-month DCA Account in ________  (7-12) monthly installments

     C2.  This  option   available  only  if  NOT  SELECTING   TrueReturnSM   or
     SureIncomeSM  Benefits in Section 2. Allocations must be whole  percentages and total 100%.

          o_____% of purchase payment allocated to Variable Subaccount(s) selected in Section 10B or TrueBalanceSM Asset Allocation Model selected in Section 10A.

          o_____% of purchase payment allocated to the DCA Account*.  Money will be transferred in equal monthly installments out of the DCA Account to the  Variable  Subaccount(s)  in Section  10B or  TrueBalanceSM  Asset
          Allocation   Model   selected  in  Section  10A.  All  money  must  be
          transferred  out of  the  DCA  Account  by  the  end  of the  selected installment period.

            Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                        o 12-month DCA Account in ________  (7-12) monthly installments

          o % of purchase payment  allocated to the Guarantee Period  Accounts*.
          Allocations must be whole percentages

                    Portion to allocate to Guarantee  Period  Accounts*
                                                                o 1-Year Guarantee Period ________ %

                                                                o 3-Year Guarantee Period ________ %

                                                                o 5-Year Guarantee Period ________ %

                                                                o 7-Year Guarantee Period ________ %


      C3. o Growback  Strategy - This  option  available  only if NOT  SELECTING
          TrueIncomeSM  or  SureIncomeSM  Benefits  in  Section  2. A portion of purchase  payment  allocated  to the  (select  one)  o3 o5 OR o7  Year
          Guarantee Period Account* and the remainder  allocated to the Variable
          Subaccount(s)   selected  in  Section  10B  or   TrueBalanceSM   Asset
          Allocation Model selected in Section 10A. The portion allocated to the
          Guarantee  Period  Account will grow to an amount equal to the initial purchase  payment  by the end of the  guarantee  period,  assuming  no withdrawals or transfers.

               This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if invest ment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available  with all products.


BD1994NY                                    PAGE 3 OF 8          (05/05 v2)

                                                                      BD1994NY

10. INVESTMENT CHOICES - If you did NOT select a TrueBalanceSM  model in Section
2, complete Section 10A OR 10B to indicate the desired initial payment allocation. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.

A. TRUEBALANCESM ASSET ALLOCATION PROGRAM - May not be available in all states or with all products

IMPORTANT: If you selected the Custom Model in Section 2 or do not wish to use the TrueBalanceSM Asset Allocation Program, skip this section and move down to
Section 10B.

Select ONE of the following  Models if you wish to use the  TrueBalanceSM  Asset
Allocation Program to allocate your purchase payment or DCA transfers to the Variable Subaccount. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback
Strategy), the remainder of your purchase payment will be allocated according to the Model you select.

|_| Conservative |_| Moderately Conservative |_| Moderate
|_|  Moderately Aggressive    |_|  Aggressive


By selecting one of these Asset Allocation Models, you acknowledge receipt of the TrueBalanceSM Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected. Each Model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.


B. VARIABLE SUBACCOUNTS - Complete this section only if NOT selecting a TrueBalanceSM Asset Allocation Model in Section 2 or 10A.

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section 9).

If you selected the TrueReturnSM Accumulation Benefit or SureIncomeSM Withdrawal
Benefit in Section 2, your investment choices may be limited. The allocation options in bold letters are not available. Please refer to the instruction page.


Money Market
_______% Putnam VT Money Market
_______% Van Kampen LIT Money Market
Bond
_______% FTVIP Franklin U.S. Government
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Strategic Bond/VA
_______% Putnam VT Income
High Yield Bond
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Oppenheimer High Income/VA
_______% Putnam VT High Yield
Balanced
_______% FTVIP Franklin Income Securities
_______% Oppenheimer Balanced/VA
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Global Asset Allocation
_______% Van Kampen UIF Equity and Income
Large Cap Value
_______% FTVIP Franklin Growth and Income Securities
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Growth and Income
_______% Putnam VT Growth and Income
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Growth and Income
Large Cap Blend
_______% Oppenheimer Main Street/VA
_______% Putnam VT Investors
Large Cap Growth
_______% FTVIP Franklin Large Cap Growth Securities
_______% Oppenheimer Capital Appreciation/VA
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen UIF Equity Growth
Mid Cap Value
_______% FTVIP Mutual Shares Securities
_______% Lord Abbett Series Fund - Mid-Cap Value
_______% Van Kampen UIF U.S. Mid Cap Value
Mid Cap Growth
_______% Lord Abbett Series Fund Growth Opportunities
_______% Oppenheimer Aggressive Growth/VA
_______% Putnam VT Vista
_______% Van Kampen LIT Aggressive Growth
Small Cap Value
_______% FTVIP Franklin Small Cap Value Securities
Small Cap Blend
_______% Oppenheimer Main Street Small Cap/VA
Small Cap Growth
_______% Van Kampen UIF Small Company Growth
Global and International
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
_______% Oppenheimer Global Securities/VA
_______% Putnam VT International Equity
_______% Van Kampen UIF Global Franchise
Specialty
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF U.S. Real Estate

100 % TOTAL


BD1994NY                            PAGE 4 OF 8                 (05/05 v2)

                                                                      BD1994NY

11. SPECIAL REMARKS - Insurance home office endorsements ar enot applicable in Pennsylvania (Attach separate page if necessary)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

------------------------------------------------------------------------------

12.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) oChecking Account oSavings Account

IMPORTANT:  A  VOIDED  BLANK  CHECK  FOR THE  NAMED  ACCOUNT  MUST BE  ATTACHED.

______________________________________________________________________________
Financial  Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                 Acct.  No.

*Please  allow  three  business  days for the  payment  to be  credited  to your annuity.
------------------------------------------------------------------------------

13. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products

Transfer to (select investment option) Percent per transfer Transfer frequency: Monthly
-----------------------------           --------------%
-----------------------------           --------------%
-----------------------------           --------------%
-----------------------------           --------------%
                                        Total = 100%
Number of occurrences: __________ (3-12)

IMPORTANT: All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment. The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

BD1994NY                         PAGE 5 OF 8                      (05/05 v2)

                                                                      BD1994NY
14.  OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM

I authorize
the insurer to begin systematic withdrawals in the net amount of $__________________ from my annuity. This amount should be withdrawn on the _______ day beginning in the month of ________________________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 591/2, may be subject to a 10% penalty. Frequency of payments: oMonthly oQuarterly oSemiannually oAnnually

SPECIFY PERCENTAGES TO BE WITHDRAWN

FRANKLIN(R) TEMPLETON(R) INVESTMENTS
_______% FTVIP Franklin Growth and Income Securities
_______% FTVIP Franklin Income Securities
_______% FTVIP Franklin Large Cap Growth Securities
_______% FTVIP Franklin Small Cap Value Securities
_______% FTVIP Franklin U.S. Government
_______% FTVIP Mutual Shares Securities
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
LORD ABBETT
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Lord Abbett Series Fund - Growth and Income
_______% Lord Abbett Series Fund - Growth Opportunities
_______% Lord Abbett Series Fund - Mid-Cap Value
OPPENHEIMERFUNDS(R)
_______% Oppenheimer Aggressive Growth/VA
_______% Oppenheimer Balanced/VA
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Capital Appreciation/VA
_______% Oppenheimer Global Securities/VA
_______% Oppenheimer High Income/VA
_______% Oppenheimer Main Street/VA
_______% Oppenheimer Main Street Small Cap/VA
_______% Oppenheimer Strategic Bond/VA
PUTNAM INVESTMENTS
_______% Putnam VT Global Asset Allocation
_______% Putnam VT Growth and Income
_______% Putnam VT High Yield
_______% Putnam VT Income
_______% Putnam VT International Equity
_______% Putnam VT Investors
_______% Putnam VT Money Market
_______% Putnam VT New Value
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Vista
_______% Putnam VT Voyager
VAN KAMPEN INVESTMENTS
_______% Van Kampen LIT Aggressive Growth
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen LIT Growth and Income
_______% Van Kampen LIT Money Market
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF Equity and Income
_______% Van Kampen UIF Equity Growth
_______% Van Kampen UIF Global Franchise
_______% Van Kampen UIF Small Company Growth
_______% Van Kampen UIF U.S. Mid Cap Value
_______% Van Kampen UIF U.S. Real Estate

Please deposit the above-designated amount to (check one) oChecking Account oSavings Account

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                                 Acct. No.

IMPORTANT: A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

______________________________________________________________________________
Payee's Name                            Acct. No. (If applicable)
______________________________________________________________________________
Address                 City            State                   Zip

IMPORTANT: Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD1994NY                          PAGE 6 OF 8                    (05/05 v2)



                                                                      BD1994NY

15.  OPTIONAL   PROGRAMS  -  FEDERAL   WITHHOLDING   ELECTION  FOR  NON-PERIODIC
     DISTRIBUTIONS


A SEPARATE  WITHHOLDING  ELECTION  MUST BE COMPLETED BY EACH OWNER ON A CONTRACT
IMPORTANT: You may want to consult with your tax advisor.

oNo Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

oWithholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding

A non-periodic  distribution is any  distribution  made from an annuity contract that is not annuitized  (including partial withdrawals,  lump sum distributions, substantially  equal  period  payments  (SEPPs),  and  systematic  withdrawals).
Distributions  taken  prior to  annuitization  are  considered  to come from the earnings in the contract  first.  Withdrawals  of earnings are taxed as ordinary income,  and if taken prior to age 59 1/2, may be subject to an  additional  10%
federal tax penalty.  You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until  revoked,  which you may do at any time.  If you do not make  payments  of estimated  tax,  and do not have  enough  tax  withheld,  you may be  subject to penalties  under the estimated  tax rules.  If the  withholding  section is left blank,  or if the social  security  number of tax  identification  number is not provided,  10% of the taxable portion of the  distribution  will be withheld for partial  withdrawals and lump sum  distributions.  Even if you elect not to have withholding  apply,  you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding. CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________

AUTHORIZATION My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life
Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)
______________________________________________________________________________
Representative's Name           Rep. Number     Firm Name       Phone Number


16.  REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? oYes oNo
B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? oYes oNo (If yes, please complete the following.)

Company:________________________________________ Policy No. ________________________________
Cost Basis Amount: $____________________________ Policy Date:______________________________

C. Have you purchased another annuity during the current calendar year? oYes oNo
D. Do you or any joint owner currently own an annuity issued by the insurer? oYes oNo


BD1994NY                           PAGE 7 OF 8                    (05/05 v2)
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                                                                      BD1994NY

17.  DISCLOSURES AND ACKNOWLEDGEMENTS
|_|I / We would like to receive a Statement of Additional Information (SAI)

Annuities and insurance products are not insured by the Federal Deposit
Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union
Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee per formance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S.
government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

|_| I / We have read the disclosure statement above

|_| I / We Understand a copy of this application signed by the Agent will be the
receipt  for  the  first  purchase   payment.   If  the  insurer  declines  this
application,  the  insurer  will have no  liability  except to return  the first purchase payment.

|_| I / We represent that my acknowledgments and statements provided in this application are complete and true to the best of my knowledge and belief.

|_| I / We acknowledge receipt of a variable annuity prospectus.

|_| I / We acknowledge any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I / We confirm these modifications.

|_| I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value
Adjustment (MVA) which may be positive or negative.

SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1.   The number shown on this form is my correct taxpayer  identification number
     (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).
The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------
________________________________________________________________________________________________________
Not FDIC,               Not Insured by any Federal      Not a           No Bank or Credit       May Lose
NCUA/NCUSIF Insured             Government Agency       Deposit            Union Guarantee        Value
________________________________________________________________________________________________________
                        Variable annuities are not protected by the Securities Investor Protection
                        Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________________________________
18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? oYes oNo

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? oYes oNo

_____________________________________________________________________________
Licensed Agent Signature        Print Name               Broker/Dealer Social

_____________________________________________________________________________
Security Number (required)      Address

_____________________________________________________________________________
Licensed I.D. #                 E-mail address          Telephone


IMPORTANT - Please make sure client name and social security number appear on all client checks.


BD1994NY                        PAGE 8 OF 8                      (05/05 v2)


Exhibit (5)(j)
                                                                       BD1995TNY

Application for Allstate Variable Annuities
Issued by Allstate Life Insurance Company of New York

Allstate Life Insurance Company of New York
Std. Mail: P.O. Box 82656, Lincoln, NE 68501-2656
Express: 2940 S. 84th St., Lincoln, NE 68506-4142
Phone 866-718-9824
FAX 866-628-1006
-------------------------------------------------------------------------------
1. SELECT PRODUCT

o ALLSTATE VARIABLE ANNUITY - B SHARE o ALLSTATE VARIABLE ANNUITY - L SHARE FOR
                                        BROKER USE ONLY:
                                        oProgram B oProgram C
-------------------------------------------------------------------------------

2. SELECT OPTIONAL BENEFIT(S)


Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.

Living Benefit Options - Select all that apply:

     o TrueReturnSM Accumulation Benefit (AB) - Select Guarantee Option 1 OR Guarantee Option 2. Investment restrictions apply. For more information, please refer to the instruction page:

     o Guarantee Option 1. Rider Period: ________ years (8 - 11 years) Select the o Custome Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models
           o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B)

     o Guarantee Option 2. Rider Period: ________ years (10 - 16 years) Select the o Custome Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models
           o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B) o Moderate (skip Sections 10A and 10B)
           o Moderately Aggressive (skip Sections 10A and 10B)
           o Aggressive (skip Sections 10A and 10B)


               IMPORTANT: All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base. Refer to the rider and prospectus for more details.



     o SureIncomeSM Withdrawal Benefit (WB) - Investment restrictions apply. The Guarantee Period Accounts (Section 9) are not available with this rider. Certain Variable Subaccounts are not available with this rider. Please refer to Section 10B for the Variable Subaccounts that are noted as unavailable. For more information, please refer to the instruction page. These investment requirements will not change once this rider is issued except certain investment choices currently not available may become available at a later time. Violations of the investment requirements of this rider are not permitted. Refer to the rider and prospectus for more details.

          Select the o Custome Model(skip Section 10A, complete Section 10B) OR one of the following True BalanceSM Asset Allocation Models o Conservative (skip Sections 10A and 10B) o Moderately Conservative (skip Sections 10A and 10B) o Moderate (skip Sections 10A and 10B) o Moderately Aggressive (skip Sections 10A and 10B) o Aggressive (skip Sections 10A and 10B)

               IMPORTANT: This rider may have limited usefulness in connection with Contracts funding tax-qualified programs subject to IRS minimum distribution requirements because withdrawals made to satisfy such requirements might result in a punitive reduction in the Benefit Base and/or Benefit Payment. Such a punitive reduction could severely limit your ability to utilize this rider. If your Contract may be subject to IRS minimum distribution requirements you should consult your tax advisor and consider whether this rider is appropriate to your individual circumstances.

Death Benefit Options - Select all that apply:

     o Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79

     o Spousal Protection Benefit - Available for owners and annuitants age 0-90, and co-annuitant age 0-79 (limitations may apply)
-------------------------------------------------------------------------------

3. OWNER - If no Annuitant is specified in Section 5, the Owner will be the Annuitant.

                                  oMale oTrustee oGrantor
                                  oFemale oCRT oNon-Grantor oOther_____________
_______________________________________________________________________________
Name                    Gender                  Owner Type
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Phone
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
_______________________________________________________________________________
Mailing Address (if different from above)  City         State           Zip
-------------------------------------------------------------------------------

                For Home Office Use Only
BD1995TNY                     PAGE 1 OF 8                         (05/05)

4.  JOINT OWNER - If any

                                 oMale
                                 oFemale
_______________________________________________________________________________
Name                    Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth           Relationship to Owner
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip



5.  ANNUITANT - Complete only if different from the Owner listed above.

                                  oMale
                                  oFemale
_______________________________________________________________________________
Name                              Gender
_______________________________________________________________________________
SSN/TIN                 Date of Birth
_______________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip
                                                                       oMale
                                                                       oFemale
_______________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth           Gender
(Complete only if Spousal Protection Benefit is selected in Section 2)
-------------------------------------------------------------------------------

6.   BENEFICIARY(IES)  - Spouse must be sole Primary  Beneficiary if the Spousal
     Protection Benefit is selected in Section 2.

_________________________________________________________________________________________%
1. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
2. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
3. Primary Name         SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

_________________________________________________________________________________________%
4. Contingent Name     SSN/TIN         Date of Birth   Relationship to Owner   Percentage

___________________________________________________________________________________________
Street Address (No PO Boxes or C/O)     City            State           Zip

--------------------------------------------------------------------------------

7.  CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below o Owner oYesoNo o Joint Owner oYes oNo
                                                                  o Annuitant(s) oYes oNo  o Beneficiary(ies) oYes oNo

______________________________________________________________________________________________________________
1. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)

______________________________________________________________________________________________________________
2. Name                            Party (e.g. "Owner")         Country
______________________________________________________________________________________________________________
Permanent Resident Card Number (Attach copy if available)       Visa Number and Type (Attach copy if available)

-------------------------------------------------------------------------------

8.  TYPE OF PLAN

oNonqualified  oTraditional IRA  oSEP-IRA  oRoth IRA  oOther________________________________
Tax year for which IRA contribution is being made____________ Contribution by: oEmployer oIndividual

BD1995TNY                                   PAGE 2 OF 8           (05/05)


                                                                       BD1995TNY
9.  INITIAL PAYMENT - IMPORTANT: Please make sure client name and Social Security Number appear on all client checks.

INITIAL PURCHASE PAYMENT: $_______________ MAKE CHECK PAYABLE TO ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

A. SOURCE OF PAYMENT
           oInitial Payment        oTransfer       oRollover       o1035 Exchange

B. METHOD OF PAYMENT

           oPersonal Check         o Cashier's Check/Money Order  oWire   oOther__________________________
C. ALLOCATION OF PAYMENT - COMPLETE ONE OF THE FOLLOWING THREE OPTIONS

     C1.  This  option  available  only if  SELECTING  TrueReturnSM  Benefits in
     Section 2. Allocations must be whole percentages and total 100%. If NOT selecting TrueReturnSM or SureIncomeSM Benefits, move to Options 2 or 3 below.

          o_____% of purchase payment allocated to Variable Subaccount(s) selected in Section 10B or TrueBalanceSM Asset Allocation Model selected in Option 2.

          o_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) in Section 10B or TrueBalanceSM Asset Allocation Model selected in Option 2. All money must be transferred out of the DCA Account by the end of the selected installment period.


               Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                           o 12-month DCA Account in ________  (7-12) monthly installments

     C2. This option  available only if NOT SELECTING  TrueReturnSM  Benefits in
     Section 2. Allocations must be whole percentages and total 100%.

          o_____% of purchase payment allocated to Variable Subaccount(s) selected in Section 10B or TrueBalanceSM Asset Allocation Model selected in Section 10A.

          o_____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) in Section 10B or TrueBalanceSM Asset Allocation Model selected in Section 10A. All money must be transferred out of the DCA Account by the end of the selected installment period.

            Select ONE: o 6-month  DCA  Account in ________  (3-6)  monthly installments
                        o 12-month DCA Account in ________  (7-12) monthly installments

          o % of purchase payment allocated to the Guarantee Period Accounts*. Allocations must be whole percentages

                    Portion to allocate to Guarantee  Period  Accounts*
                                                                o 1-Year Guarantee Period ________ %

                                                                o 3-Year Guarantee Period ________ %

                                                                o 5-Year Guarantee Period ________ %

                                                                o 7-Year Guarantee Period ________ %


      C3. o Growback  Strategy - This  option  available  only if NOT  SELECTING
          TrueIncomeSM or SureIncomeSM Benefits in Section 2. A portion of purchase payment allocated to the (select one) o3 o5 OR o7 Year Guarantee Period Account* and the remainder allocated to the Variable Subaccount(s) selected in Section 10B or TrueBalanceSM Asset Allocation Model selected in Section 10A. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.

               This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if invest ment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available  with all products.


BD1995TNY                                    PAGE 3 OF 8          (05/05)

                                                                       BD1995TNY

10. INVESTMENT CHOICES - If you did NOT select a TrueBalanceSM model in Section 2, complete Section 10A OR 10B to indicate the desired initial payment allocation. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.

A. TRUEBALANCESM ASSET ALLOCATION PROGRAM - May not be available in all states or with all products

IMPORTANT: If you selected the Custom Model in Section 2 or do not wish to use the TrueBalanceSM Asset Allocation Program, skip this section and move down to
Section 10B.

Select ONE of the following Models if you wish to use the TrueBalanceSM Asset Allocation Program to allocate your purchase payment or DCA transfers to the Variable Subaccount. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.

|_| Conservative |_| Moderately  Conservative |_| Moderate |_|  Moderately  Aggressive
|_|  Aggressive

By selecting one of these Asset Allocation Models, you acknowledge receipt of the TrueBalanceSM Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected. Each Model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.


B. VARIABLE SUBACCOUNTS - Complete this section only if NOT selecting a TrueBalanceSM Asset Allocation Model in Section 2 or 10A.

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section 9).

If you selected the TrueReturnSM Accumulation Benefit or SureIncomeSM Withdrawal Benefit in Section 2, your investment choices may be limited. The allocation options in bold letters are not available. Please refer to the instruction page. Please refer to the instruction page.

MONEY MARKET
_______% Morgan Stanley VIS Money Market
BOND
_______% Morgan Stanley VIS Income Plus
_______% Morgan Stanley VIS Limited Duration
HIGH YIELD BOND
_______% Fidelity VIP High Income
BALANCED
_______% FTVIP Franklin Income Securities
_______% Morgan Stanley VIS Strategist
_______% Putnam VT The George Putnam Fund of Boston
_______% Van Kampen UIF Equity and Income
LARGE CAP VALUE
_______% AllianceBernstein Value
_______% Goldman Sachs VIT Growth and Income
_______% Morgan Stanley VIS Dividend Growth
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock Portfolio
_______% Van Kampen LIT Growth and Income
LARGE CAP BLEND
_______% Fidelity VIP Growth & Income
_______% Goldman Sachs VIT CORESM U.S. Equity
_______% Morgan Stanley VIS S&P 500 Index
LARGE CAP GROWTH
_______% AllianceBernstein Growth
_______% Fidelity VIP Contrafund(R)
_______% Morgan Stanley VIS Aggressive Equity
_______% Morgan Stanley VIS Equity
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen UIF Equity Growth
MID CAP VALUE
_______% FTVIP Mutual Shares Securities
_______% Goldman Sachs VIT Mid Cap Value Equity
_______% Van Kampen UIF U.S. Mid Cap Value
MID CAP BLEND
_______% Fidelity VIP Mid Cap
MID CAP GROWTH
_______% FTVIP Franklin Flex Cap Growth Securities
_______% Van Kampen LIT Aggressive Growth
_______% Van Kampen UIF Mid Cap Growth
SMALL CAP VALUE
_______% AllianceBernstein Small/Mid Cap Value
SMALL CAP BLEND
_______% Goldman Sachs VIT CORESM Small Cap Equity
SMALL CAP GROWTH
_______% Van Kampen UIF Small Company Growth
GLOBAL AND INTERNATIONAL
_______% AllianceBernstein International Value
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Templeton Foreign Securities
_______% Morgan Stanley VIS European Equity
_______% Morgan Stanley VIS Global Dividend Growth
_______% Putnam VT International Equity
_______% Van Kampen UIF Emerging Markets Equity
_______% Van Kampen UIF Global Franchise
SPECIALTY
_______% AllianceBernstein Utility Income
_______% Van Kampen UIF U.S. Real Estate
100 % TOTAL


BD1995TNY                            PAGE 4 OF 8                 (05/05)

                                                                       BD1995TNY

11. SPECIAL REMARKS - Insurance home office endorsements ar enot applicable in Pennsylvania (Attach separate page if necessary)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

------------------------------------------------------------------------------

12.  OPTIONAL PROGRAMS - AUTOMATIC ADDITIONS PROGRAM

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase Payment). (Minimum addition $50.)

I wish to have a monthly amount of $_________________ withdrawn on the ______ day* of every month.

The debits should begin in _________________________ (month).

Debit my (check one) oChecking Account oSavings Account

IMPORTANT:  A  VOIDED  BLANK  CHECK  FOR THE  NAMED  ACCOUNT  MUST BE  ATTACHED.

______________________________________________________________________________
Financial  Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                 Acct.  No.

*Please  allow  three  business  days for the  payment  to be  credited  to your annuity.
------------------------------------------------------------------------------

13. OPTIONAL PROGRAMS - DOLLAR COST AVERAGING PROGRAM - May not be available with all products

Transfer to (select investment option) Percent per transfer Transfer frequency: Monthly
-----------------------------           --------------%
-----------------------------           --------------%
-----------------------------           --------------%
-----------------------------           --------------%
                                        Total = 100%
Number of occurrences: __________ (3-12)

IMPORTANT: All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment. The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

BD1995TNY                         PAGE 5 OF 8                      (05/05)

                                                                       BD1995TNY
14.  OPTIONAL PROGRAMS - SYSTEMATIC WITHDRAWAL PROGRAM

I authorize
the insurer to begin systematic withdrawals in the net amount of $__________________ from my annuity. This amount should be withdrawn on the _______ day beginning in the month of ________________________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 591/2, may be subject to a 10% penalty. Frequency of payments: oMonthly oQuarterly oSemiannually oAnnually

SPECIFY PERCENTAGES TO BE WITHDRAWN

ALLIANCEBERNSTEIN
|_|AllianceBernstein Growth _____%
|_|AllianceBernstein International Value _____%
|_|AllianceBernstein Small/Mid Cap Value _____%
|_|AllianceBernstein Value _____%
FIDELITY INVESTMENTS
|_|Fidelity VIP Contrafund(R) _____%
|_|Fidelity VIP Growth & Income _____%
|_|Fidelity VIP High Income _____%
|_|Fidelity VIP Mid Cap _____%
FRANKLIN TEMPLETON
|_|FTVIP Franklin Flex Cap Growth Securities _____%
|_|FTVIP Franklin Income Securities _____%
|_|FTVIP Mutual Discovery Securities _____%
|_|FTVIP Mutual Shares Securities _____%
|_|FTVIP Templeton Foreign Securities _____%
GOLDMAN SACHS
|_|Goldman Sachs VIT CORESM Small Cap Equity _____%
|_|Goldman Sachs VIT CORESM U.S. Equity _____%
|_|Goldman Sachs VIT Growth and Income _____%
|_|Goldman Sachs VIT Mid Cap Value Equity _____%
MORGAN STANLEY VIS
|_|Morgan Stanley VIS Aggressive Equity _____%
|_|Morgan Stanley VIS Dividend Growth _____%
|_|Morgan Stanley VIS Equity _____%
|_|Morgan Stanley VIS European Equity _____%
MORGAN STANLEY VIS (CONTINUED)
|_|Morgan Stanley VIS Global Dividend Growth _____%
|_|Morgan Stanley VIS Income Plus _____%
|_|Morgan Stanley VIS Limited Duration _____%
|_|Morgan Stanley VIS Money Market _____%
|_|Morgan Stanley VIS S&P 500 Index _____%
|_|Morgan Stanley VIS Strategist _____%
PUTNAM VT
|_|Putnam VT International Equity _____%
|_|Putnam VT New Value _____%
|_|Putnam VT The George Putnam Fund of Boston _____%
|_|Putnam VT Voyager _____%
VAN KAMPEN INVESTMENTS
|_|Van Kampen LIT Aggressive Growth _____%
|_|Van Kampen LIT Comstock _____%
|_|Van Kampen LIT Emerging Growth _____%
|_|Van Kampen LIT Growth and Income _____%
|_|Van Kampen UIF Emerging Markets Equity _____%
|_|Van Kampen UIF Equity and Income _____%
|_|Van Kampen UIF Equity Growth _____%
|_|Van Kampen UIF Global Franchise _____%
|_|Van Kampen UIF Mid Cap Growth _____%
|_|Van Kampen UIF Small Company Growth _____%
|_|Van Kampen UIF U.S. Mid Cap Value _____%
|_|Van Kampen UIF U.S. Real Estate _____%

Please deposit the above-designated amount to (check one) oChecking Account oSavings Account

______________________________________________________________________________
Financial Institution
______________________________________________________________________________
Address
______________________________________________________________________________
ABA No.                                 Acct. No.

IMPORTANT: A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

______________________________________________________________________________
Payee's Name                            Acct. No. (If applicable)
______________________________________________________________________________
Address                 City            State                   Zip

IMPORTANT: Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.

BD1995TNY                          PAGE 6 OF 8                    (05/05)

                                                                       BD1995TNY

15.  OPTIONAL   PROGRAMS  -  FEDERAL   WITHHOLDING   ELECTION  FOR  NON-PERIODIC
     DISTRIBUTIONS


A SEPARATE  WITHHOLDING  ELECTION  MUST BE COMPLETED BY EACH OWNER ON A CONTRACT
IMPORTANT: You may want to consult with your tax advisor.

oNo Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

oWithholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding A
non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding. CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? o Yes o No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________

AUTHORIZATION My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

______________________________________________________________________________
Owner's Signature               Joint Owner's Signature (If Applicable)
______________________________________________________________________________
Representative's Name           Rep. Number     Firm Name       Phone Number


16.  REPLACEMENT INFORMATION

A. Do you have any existing annuity or life insurance contracts? oYes oNo
B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? oYes oNo (If yes, please complete the following.)

Company:________________________________________ Policy No. ________________________________
Cost Basis Amount: $____________________________ Policy Date:______________________________

C. Have you purchased another annuity during the current calendar year? oYes oNo
D. Do you or any joint owner currently own an annuity issued by the insurer? oYes oNo


BD1995TNY                           PAGE 7 OF 8                    (05/05)
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                                                                       BD1995TNY

17.  DISCLOSURES AND ACKNOWLEDGEMENTS
|_|I / We would like to receive a Statement of Additional Information (SAI)

Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee per formance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

|_| I / We have read the disclosure statement above

|_| I / We Understand a copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

|_| I / We represent that my acknowledgments and statements provided in this application are complete and true to the best of my knowledge and belief.

|_| I / We acknowledge receipt of a variable annuity prospectus.

|_| I / We acknowledge any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I / We confirm these modifications.

|_| I / We have read the applicable Fraud Warning for my state in Section 12.

|_| I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).
The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------
________________________________________________________________________________________________________
Not FDIC,               Not Insured by any Federal      Not a           No Bank or Credit       May Lose
NCUA/NCUSIF Insured             Government Agency       Deposit            Union Guarantee        Value
________________________________________________________________________________________________________
                        Variable annuities are not protected by the Securities Investor Protection
                        Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________________________________
18.  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? oYes oNo

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? oYes oNo

_____________________________________________________________________________
Licensed Agent Signature        Print Name               Broker/Dealer Social

_____________________________________________________________________________
Security Number (required)      Address

_____________________________________________________________________________
Licensed I.D. #                 E-mail address          Telephone


IMPORTANT - Please make sure client name and social security number appear on all client checks.


BD1995TNY                        PAGE 8 OF 8                      (05/05)

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